UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/29/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Principal Amount	Value
Corporate Loans—2.3%
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	$177,413	$144,813
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[1]	46,297	42,130
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.178%, 1/30/19[1]	205,000	133,634
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	70,042	65,839
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,588	49,948
Manitowoc Foodservice, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/26/23[1,2]	500,000	499,688
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	65,000	63,456
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,3]	155,000	39,525
Staples Escrow LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/2/22[1]	125,000	124,241
Total Corporate Loans (Cost $1,367,602)		1,163,274

Corporate Bonds and Notes—90.3%
Consumer Discretionary—18.8%
Auto Components—2.3%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	145,000	150,075
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[4]	125,000	93,594
Goodyear Tire & Rubber Co. (The):
5.125% Sr. Unsec. Nts., 11/15/23	140,000	144,550
7.00% Sr. Unsec. Nts., 5/15/22	130,000	139,425
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	221,562
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	210,000	213,150
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	232,750
		1,195,106
Automobiles—0.4%
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	175,000	153,115
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[4]	65,000	64,350
		217,465
Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	138,960
Hotels, Restaurants & Leisure—4.1%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[4]	145,000	151,525
Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23	70,000	72,275
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	56,387

1 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	$45,000	$35,550
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[4]	140,000	140,350
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	108,412
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[4]	150,000	147,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	125,100
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[4]	195,000	185,250
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	51,750
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	205,000	215,762
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[4]	90,000	83,721
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	107,888
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,037
6.75% Sr. Unsec. Nts., 10/1/20	90,000	97,123
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[4]	50,000	50,250
Penn National Gaming, Inc., 5.875% Sr. Unsec. Nts., 11/1/21	45,000	44,100
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[4]	60,000	51,450
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	95,000	101,294
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[4]	130,000	121,225
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	125,000	115,938
		2,110,387
Household Durables—2.3%
Beazer Homes USA, Inc., 6.625% Sr. Sec. Nts., 4/15/18	85,000	85,637
Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[4]	20,000	20,800
6.125% Sr. Unsec. Nts., 11/15/22	50,000	51,719
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	75,000	71,625
7.625% Sr. Unsec. Nts., 5/15/23	140,000	131,600
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	218,350
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	105,000	109,725
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	40,000	40,300
5.50% Sr. Unsec. Nts., 3/1/26	65,000	65,975
6.00% Sr. Unsec. Nts., 2/15/35	10,000	9,700
Standard Industries, Inc.:
5.125% Sr. Unsec. Nts., 2/15/21[4]	20,000	20,500
5.50% Sr. Unsec. Nts., 2/15/23[4]	20,000	20,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[4]	150,000	140,250
5.875% Sr. Unsec. Nts., 4/15/23[4]	90,000	83,250
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	115,000	111,550
		1,181,331

2 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media—6.4%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[4]	$210,000	$212,625
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[4]	170,000	166,175
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[4]	115,000	117,882
6.484% Sr. Sec. Nts., 10/23/45[4]	95,000	100,056
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[4]	90,000	90,462
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	75,000	72,469
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	40,000	11,400
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	260,000	234,598
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[4]	105,000	106,050
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	41,550
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	115,000	121,325
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	53,156
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	200,000	209,000
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	115,000	116,294
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[4]	70,000	67,375
6.875% Sr. Unsec. Nts., 11/15/20	140,000	142,625
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[4]	420,000	417,900
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[4]	75,000	75,188
6.125% Sr. Unsec. Nts., 10/1/22	215,000	222,525
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[4]	20,000	21,050
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[4]	70,000	72,012
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[4]	50,000	50,125
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[4]	20,000	19,950
5.125% Sr. Sec. Nts., 2/15/25[4]	80,000	78,500
8.50% Sr. Unsec. Nts., 5/15/21[4]	60,000	60,525
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	198,000	210,375
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	112,500	118,828
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	120,000	113,100
		3,323,120
Multiline Retail—0.6%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[4]	215,000	229,781
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[4,5]	125,000	75,938
		305,719
Specialty Retail—1.7%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[4]	120,000	90,600
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	64,675
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[4]	125,000	124,532
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21	195,000	219,131
6.875% Sr. Unsec. Nts., 11/1/35[4]	125,000	133,281

3 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail (Continued)
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[4]	$34,000	$35,105
Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25	90,000	94,050
5.75% Sr. Unsec. Nts., 6/1/22	70,000	74,025
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17	50,000	47,375
		882,774
Textiles, Apparel & Luxury Goods—0.7%
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	110,000	110,561
6.875% Sr. Unsec. Nts., 5/1/22	25,000	26,938
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	90,900
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	130,975
		359,374
Consumer Staples—4.1%
Beverages—0.4%
Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	104,125
4.75% Sr. Unsec. Nts., 11/15/24	75,000	78,844
		182,969
Food & Staples Retailing—0.9%
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	45,450
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,889
Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[4]	110,000	117,837
6.75% Sr. Unsec. Nts., 6/15/21	170,000	180,625
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	90,000	92,079
		468,880
Food Products—2.2%
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[4]	140,000	147,657
JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[4]	100,000	86,500
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[4]	55,000	57,475
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[4]	250,000	237,625
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[4]	115,000	112,269
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[4]	95,000	100,937
7.375% Sr. Unsec. Nts., 2/15/22	145,000	154,244
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[4]	85,000	89,675
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	123,625
		1,110,007
Household Products—0.2%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,562
6.375% Sr. Unsec. Nts., 11/15/20	80,000	85,200
		111,762

4 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Personal Products—0.2%
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	$10,000	$10,150
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	110,825
		120,975
Tobacco—0.2%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	100,000	106,875
Energy—8.9%
Energy Equipment & Services—0.6%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[4]	260,000	209,300
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[4]	85,000	72,250
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	45,000	23,625
		305,175
Oil, Gas & Consumable Fuels—8.3%
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	195,000	175,500
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	60,000	30,150
California Resources Corp., 8% Sec. Nts., 12/15/22[4]	212,000	53,530
Carrizo Oil & Gas, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	150,000	117,000
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	35,000	2,625
Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[4]	87,000	34,365
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	55,000	22,275
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	145,000	136,300
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	90,000	59,175
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[4]	135,000	111,712
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	250,000	207,500
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	65,000	17,875
7.75% Sr. Unsec. Nts., 9/1/22	90,000	24,750
9.375% Sr. Unsec. Nts., 5/1/20	10,000	2,900
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[4]	100,000	95,125
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 2/6/28[4]	165,000	140,866
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	115,000	95,450
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[4]	17,000	8,117
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	130,000	81,575
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	175,000	164,062
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	100,000	48,750
MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[4]	115,000	94,127
4.875% Sr. Unsec. Nts., 6/1/25[4]	60,000	49,608
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[4]	245,000	173,337
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	145,000	132,675

5 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	$70,000	$63,881
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	105,000	61,163
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	121,450
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[4]	300,000	37,650
Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[4]	200,000	197,330
Petrobras Global Finance BV:
4.875% Sr. Unsec. Nts., 3/17/20	250,000	191,900
5.625% Sr. Unsec. Nts., 5/20/43	100,000	58,595
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	110,000	92,400
5.00% Sr. Sub. Nts., 3/15/23	100,000	84,250
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	175,000	142,625
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25	220,000	200,475
5.75% Sr. Sec. Nts., 5/15/24	25,000	23,141
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	45,000	16,200
7.75% Sr. Unsec. Nts., 6/15/21	50,000	20,500
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	32,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	36,025
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19	70,000	62,125
5.00% Sr. Unsec. Nts., 1/15/18	80,000	77,050
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	36,855
6.25% Sr. Unsec. Nts., 10/15/22[4]	160,000	148,000
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	125,000	59,063
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	65,000	57,310
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	40,000	21,800
6.00% Sr. Unsec. Nts., 1/15/22	65,000	37,538
YPF SA, 8.75% Sr. Unsec. Nts., 4/4/24[4]	250,000	246,900
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[4]	100,000	78,500
		4,284,275
Financials—14.1%
Capital Markets—2.4%
Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[1,6]	200,000	161,750
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[4]	125,000	119,375
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[4]	150,000	152,719
5.75% Sec. Nts., 1/15/24[4]	70,000	70,612
7.00% Sr. Unsec. Nts., 12/1/23[4]	190,000	190,190
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[4]	205,000	174,250
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[4]	180,000	184,500

6 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[4]	$55,000	$47,025
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	155,000	136,013
		1,236,434
Commercial Banks—4.2%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[4]	200,000	187,000
Banco do Brasil SA (Cayman), 6.25% Jr. Sub. Perpetual Bonds[1,4,6]	200,000	91,500
BankAmerica Capital III, 1.192% Jr. Sub. Nts., 1/15/27[1]	35,000	27,519
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	231,437
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[4]	110,000	88,963
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]	215,000	192,156
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]	205,000	207,619
Intesa Sanpaolo SpA, 7.70% Jr. Sub. Perpetual Bonds[1,4,6]	200,000	174,489
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[1,6]	205,000	219,095
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[4]	275,000	267,781
Royal Bank of Scotland Group plc, 8% Jr. Sub. Perpetual Bonds[1,6]	200,000	183,000
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,4]	225,000	198,995
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,4]	100,000	97,224
		2,166,778
Consumer Finance—2.0%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[4]	110,000	66,550
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	115,144
5.125% Sr. Unsec. Nts., 9/30/24	150,000	151,688
5.75% Sub. Nts., 11/20/25	55,000	53,556
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	29,625
Navient Corp., 5.875% Sr. Unsec. Nts., 10/25/24	315,000	256,331
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[4]	210,000	107,100
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[4]	280,000	231,000
		1,010,994
Insurance—0.7%
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	114,856
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[4]	130,000	116,675
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[4]	140,000	123,725
		355,256
Real Estate Investment Trusts (REITs)—2.6%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	370,000	332,075
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	68,425

7 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	$75,000	$78,187
5.875% Sr. Unsec. Nts., 1/15/26	90,000	94,275
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	140,000	143,150
GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	127,150
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[4]	50,000	53,125
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	102,713
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[4]	55,000	57,097
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	65,000	66,950
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	210,000	218,137
		1,341,284
Real Estate Management & Development—1.3%
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[4]	165,000	150,975
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[4]	150,000	152,760
JAFZ Sukuk 2019 Ltd., 7% Sr. Unsec. Nts., 6/19/19	140,000	156,477
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[4]	50,000	51,000
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	155,000	160,328
		671,540
Thrifts & Mortgage Finance—0.9%
Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[4]	20,000	14,200
7.375% Sr. Unsec. Nts., 4/1/20[4]	115,000	89,125
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[4]	115,000	108,100
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	225,000	213,187
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	70,000	50,225
		474,837
Health Care—7.4%
Biotechnology—0.0%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	34,900
Health Care Equipment & Supplies—0.6%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[4]	70,000	58,975
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[4]	45,000	46,462
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[4]	135,000	141,905
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[4]	45,000	46,013
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	45,000	41,738
		335,093

8 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services—5.0%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	$150,000	$152,250
6.50% Sr. Unsec. Nts., 3/1/24[4]	20,000	20,700
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	36,181
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	140,000	141,750
Centene Escrow Corp.:
5.625% Sr. Unsec. Nts., 2/15/21[4]	20,000	21,000
6.125% Sr. Unsec. Nts., 2/15/24[4]	20,000	21,275
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	285,000	257,925
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	60,000	60,000
5.125% Sr. Unsec. Nts., 7/15/24	30,000	30,581
5.75% Sr. Unsec. Nts., 8/15/22	145,000	153,156
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[4]	115,000	115,575
ExamWorks Group, Inc., 5.625% Sr. Unsec. Nts., 4/15/23	60,000	60,525
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	110,000	64,350
Fresenius US Finance II, Inc., 4.50% Sr. Unsec. Nts., 1/15/23[4]	150,000	151,500
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	163,200
7.50% Sr. Unsec. Nts., 2/15/22	135,000	153,198
HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24	10,000	10,150
5.751% Sr. Unsec. Nts., 11/1/24[4]	125,000	126,875
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	45,169
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	104,500
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	158,375
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	242,475
8.125% Sr. Unsec. Nts., 4/1/22	190,000	187,743
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[4]	85,000	85,213
		2,563,666
Life Sciences Tools & Services—0.2%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[4]	88,000	90,860
Pharmaceuticals—1.6%
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[4]	85,000	74,375
DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[4]	45,000	43,144
Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[4]	45,000	45,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[4]	70,000	71,750
6.00% Sr. Unsec. Nts., 2/1/25[4]	110,000	110,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[4]	20,000	19,900
5.50% Sr. Unsec. Nts., 4/15/25[4]	60,000	56,850
5.75% Sr. Unsec. Nts., 8/1/22[4]	85,000	84,362

9 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[4]	$30,000	$31,050
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[4]	45,000	39,825
5.50% Sr. Unsec. Nts., 3/1/23[4]	120,000	95,400
5.875% Sr. Unsec. Nts., 5/15/23[4]	45,000	36,900
7.25% Sr. Unsec. Nts., 7/15/22[4]	115,000	102,350
		810,906
Industrials—13.2%
Aerospace & Defense—1.6%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	210,000	213,675
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[4]	125,000	98,750
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[4]	65,000	56,875
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	103,125
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	125,000	128,437
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	105,000	102,900
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	116,725
		820,487
Air Freight & Couriers—0.6%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[4]	240,000	194,400
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[4]	90,000	93,262
		287,662
Airlines—0.7%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[4]	200,000	206,500
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[4]	30,000	29,025
5.50% Sr. Unsec. Nts., 10/1/19[4]	115,000	115,719
		351,244
Building Products—1.9%
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[4]	95,000	87,875
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[4]	230,000	216,200
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	115,000	114,784
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	140,062
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[4]	170,000	173,507
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[4]	210,000	215,513
		947,941
Commercial Services & Supplies—2.6%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	45,000	47,812
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	215,000	212,850
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	210,000	206,850
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	59,194
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[4]	30,000	22,050
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	201,500
Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[4]	200,000	141,000
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	155,000	132,137

10 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	$110,000	$102,988
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[4]	250,000	224,688
		1,351,069
Electrical Equipment—0.7%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[7]	145,000	138,837
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	75,000	54,938
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[4]	180,000	186,075
		379,850
Machinery—2.5%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[4]	177,000	173,460
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[4]	210,000	195,825
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	83,087
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	245,000	201,513
MTW Foodservice Escrow Corp., 9.50% Sr. Unsec. Nts., 2/15/24[4]	300,000	317,625
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	205,000	125,050
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	125,000	118,750
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	95,000	91,675
		1,306,985
Professional Services—0.6%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	150,256
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[4]	155,000	157,519
		307,775
Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[4]	100,000	88,625
Trading Companies & Distributors—1.5%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[4]	25,000	25,812
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	155,000	143,181
6.75% Sr. Unsec. Nts., 12/15/20	75,000	72,844
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[4]	75,000	79,102
7.50% Sr. Unsec. Nts., 7/15/20[4]	140,000	148,050
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[4]	145,000	89,175
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[4]	120,000	122,550
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	110,000	110,413
		791,127
Transportation Infrastructure—0.3%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[4]	140,000	148,575

11 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Information Technology—5.6%
Communications Equipment—1.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	$160,000	$99,200
Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[4]	85,000	84,575
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[4]	50,000	49,750
Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[4]	20,000	20,200
6.50% Sr. Unsec. Nts., 5/15/22[4]	90,000	78,300
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[4]	40,000	38,300
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[4]	70,000	62,563
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	290,000	301,426
		734,314
Electronic Equipment, Instruments, & Components—1.3%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	100,000	104,875
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[4]	145,000	140,650
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	35,962
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	350,000	365,750
		647,237
Internet Software & Services—0.3%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	151,875
IT Services—1.0%
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[4]	160,000	131,200
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[4]	120,000	122,400
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[4]	310,000	272,413
		526,013
Semiconductors & Semiconductor Equipment—0.7%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[4]	130,000	138,287
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[4]	215,000	184,631
5.50% Sr. Unsec. Nts., 2/1/25	35,000	29,663
5.875% Sr. Unsec. Nts., 2/15/22	20,000	18,448
		371,029
Software—0.4%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	100,000	105,625
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	60,000	38,325
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[4]	50,000	46,250
		190,200
Technology Hardware, Storage & Peripherals—0.5%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]	200,000	210,898
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	44,269
		255,167
Materials—9.0%
Chemicals—1.4%
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[4]	80,000	89,400

12 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23[4]	$65,000	$47,287
7.00% Sr. Unsec. Nts., 5/15/25[4]	50,000	36,375
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20	50,000	39,750
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[4]	70,000	64,400
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[4]	200,000	200,750
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[4]	85,000	83,300
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[4]	125,000	81,563
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	125,000	79,063
		721,888
Construction Materials—0.8%
Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[4]	EUR 15,000	14,624
5.70% Sr. Sec. Nts., 1/11/25[4]	200,000	175,500
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[4]	220,000	209,550
		399,674
Containers & Packaging—2.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[4]	90,000	82,800
6.75% Sr. Unsec. Nts., 1/31/21[4]	95,000	89,656
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[4]	16,765	15,759
Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23	115,000	115,287
5.50% Sec. Nts., 5/15/22	70,000	72,887
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[4]	70,000	58,800
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[4]	130,000	104,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	87,125
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[4]	45,000	44,325
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	215,000	221,450
8.25% Sr. Unsec. Nts., 2/15/21	55,000	54,313
9.875% Sr. Unsec. Nts., 8/15/19	35,000	36,094
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[4]	55,000	56,856
5.125% Sr. Unsec. Nts., 12/1/24[4]	55,000	57,338
6.50% Sr. Unsec. Nts., 12/1/20[4]	80,000	90,000
		1,186,690
Metals & Mining—4.0%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	200,000	172,037
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	140,000	127,225
5.72% Sr. Unsec. Nts., 2/23/19	45,000	45,731
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	86,000	67,940

13 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	$100,000	$90,125
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	32,600
6.50% Sr. Unsec. Nts., 3/1/21	95,000	85,985
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[4]	55,000	42,075
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]	200,000	187,040
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[4]	90,000	77,681
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]	155,000	149,381
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[4]	200,000	205,750
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[4]	245,000	249,850
Novelis, Inc.:
8.375% Sr. Unsec. Nts., 12/15/17	93,000	93,000
8.75% Sr. Unsec. Nts., 12/15/20	85,000	79,263
Novolipetsk Steel via Steel Funding Ltd., 4.45% Sr. Unsec. Nts., 2/19/18[4]	150,000	150,270
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21	125,000	122,500
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[4]	80,000	67,600
		2,046,053
Paper & Forest Products—0.5%
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[4]	20,000	16,950
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[4]	250,000	250,750
		267,700
Telecommunication Services—6.4%
Diversified Telecommunication Services—4.8%
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	100,000	102,062
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[4]	335,000	329,137
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[4]	100,000	86,875
8.50% Sub. Perpetual Bonds[1,4,6]	60,000	46,800
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	205,000	213,559
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[4]	300,000	289,875
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	215,000	188,058
10.50% Sr. Unsec. Nts., 9/15/22[4]	115,000	117,013
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	60,000	41,700
Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	305,000	314,531
5.625% Sr. Unsec. Nts., 2/1/23	100,000	103,375
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	100,000	105,250
6.625% Sr. Unsec. Nts., 4/1/23	145,000	152,250
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	43,800

14 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Windstream Services LLC: (Continued)
7.75% Sr. Unsec. Nts., 10/15/20	$65,000	$55,250
7.75% Sr. Unsec. Nts., 10/1/21	65,000	52,772
7.875% Sr. Unsec. Nts., 11/1/17	115,000	121,038
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	115,000	113,850
		2,477,195
Wireless Telecommunication Services—1.6%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[4]	230,000	166,175
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[4]	35,000	29,837
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[4]	250,000	220,313
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[4]	110,000	108,625
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	94,687
7.875% Sr. Unsec. Nts., 9/15/23	260,000	193,183
		812,820
Utilities—2.8%
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	70,000	71,400
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	95,000	73,150
		144,550
Independent Power and Renewable Electricity Producers—2.4%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	195,000	180,375
7.375% Sr. Unsec. Nts., 7/1/21	85,000	89,037
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	140,000	131,250
7.875% Sr. Sec. Nts., 1/15/23[4]	97,000	103,062
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	84,700
6.75% Sr. Unsec. Nts., 11/1/19	135,000	126,563
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[3,4]	79,343	83,905
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	39,300
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	52,314
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	175,000	148,750
6.625% Sr. Unsec. Nts., 3/15/23	145,000	123,250
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	125,000	110,625
		1,273,131
Multi-Utilities—0.1%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[4]	55,000	37,950
Total Corporate Bonds and Notes (Cost $50,650,007)		46,522,528

15 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Common Stock—0.2%
Nortek, Inc.[8] (Cost $167,239)	2,100	$86,583

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.1%
Interest Rate Swap maturing 2/6/19 Call[8] (Cost $55,750)	BAC	Receive	Three- Month USD BBA LIBOR	1.100%	2/2/17	USD 10,000	66,819

	Shares
Investment Company—5.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[9,10] (Cost $2,819,778)	2,819,778	2,819,778
Total Investments, at Value (Cost $55,060,376)	98.4%	50,658,982
Net Other Assets (Liabilities)	1.6	838,884
Net Assets	100.0%	$51,497,866

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,173,653 or 45.00% of the Fund’s net assets at period end.

5. Interest or dividend is paid-in-kind, when applicable.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. Restricted security. The aggregate value of restricted securities at period end was $138,837, which represents 0.27% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
EnerSys, 5% Sr. Unsec. Nts., 4/30/23	4/9/15-9/8/15	$144,322	$138,837	$5,485

8. Non-income producing security.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares February 29, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	—	17,369,725	14,549,947	2,819,778

16 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$2,819,778	$4,232

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	39,222,989	77.4%
Russia	1,377,278	2.7
Brazil	1,215,582	2.4
Canada	958,775	1.9
Netherlands	735,653	1.5
Argentina	592,805	1.2
United Kingdom	578,150	1.1
Luxembourg	559,069	1.1
India	458,918	0.9
China	455,576	0.9
France	417,900	0.8
Mexico	406,324	0.8
Colombia	391,637	0.8
Ireland	388,481	0.8
Germany	377,600	0.8
United Arab Emirates	316,805	0.6
Chile	305,256	0.6
Barbados	213,559	0.4
Peru	209,550	0.4
Greece	209,300	0.4
Jamaica	196,012	0.4
Jersey, Channel Islands	185,250	0.4
Italy	174,489	0.3
Israel	166,175	0.3
Belgium	164,062	0.3
Macau	115,938	0.2
Turkey	97,224	0.2
South Africa	90,125	0.2
Kazakhstan	78,500	0.2
Total	$50,658,982	100.0%

Forward Currency Exchange Contracts as of February 29, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Depreciation
BOA	05/2016	USD	16	EUR	15	$164

17 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at February 29, 2016
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 2/6/19 Call	BAC	Receive	Three- Month USD BBA LIBOR	0.800%	2/2/17 USD 10,000	$30,000	$(31,317)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

18 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 84,880 shares with net assets of $67,801 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

19 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or

20 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

21 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,163,274	$—	$1,163,274
Corporate Bonds and Notes	—	46,522,528	—	46,522,528

22 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Investments, at Value: (Continued)
Common Stock	$86,583	$—	$—	$86,583
Over-the-Counter Interest Rate
Swaption Purchased	—	66,819	—	66,819
Investment Company	2,819,778	—	—	2,819,778

Total Assets	$2,906,361	$47,752,621	$—	$50,658,982

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(164)	$—	$(164)
Swaptions written, at value	—	(31,317)	—	(31,317)

Total Liabilities	$—	$(31,481)	$—	$(31,481)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management

23 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$490,000

Restricted Securities. At period end, investments in securities included issues that are

24 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$233,941
Market Value	$123,430
Market Value as % of Net Assets	0.24%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

25 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

26 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $829 and $17,440, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit

27 OPPENHEIMER GLOBAL HIGH YIELD FUND

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STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the

28 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

For the reporting period, the Fund had ending monthly average notional amounts of $428,500 on credit default swaps to sell protection.

At period end, the Fund had no such credit default swap agreements.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to

29 OPPENHEIMER GLOBAL HIGH YIELD FUND

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STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $6,682 and $3,132 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional	Amount of
	Amount	Premiums

Swaptions outstanding as of May 29, 2015	—	$—
Swaptions written	10,000,000	30,000

Swaptions outstanding as of February 29, 2016	10,000,000	$30,000

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

30 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that

31 OPPENHEIMER GLOBAL HIGH YIELD FUND

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STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$55,063,625
Federal tax cost of other investments	(30,000)

Total federal tax cost	$55,033,625

Gross unrealized appreciation	$464,977
Gross unrealized depreciation	(4,871,101)

Net unrealized depreciation	$(4,406,124)

32 OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016